FEE AGREEMENT

            This Agreement is made the 21st day of May, 1998, by and among Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), Charter MAC Floater Certificate Trust I, a Delaware business trust (the "Certificate Trust"), and Charter Municipal Mortgage Acceptance Company, a Delaware business trust (the "Company").

                               W I T N E S S E T H
                               - - - - - - - - - -

            WHEREAS, pursuant to an Amended and Restated Trust Agreement, dated as of May 21, 1998 (the "Certificate Trust Agreement"), among First Tennessee Bank National Association, Wilmington Trust, and Charter MAC Owner Trust I, a Delaware business trust, Wilmington Trust will act as Certificate Trustee of the Certificate Trust;

            WHEREAS, pursuant to the Certificate Trust Agreement, Wilmington Trust is entitled to compensation for its services as Certificate Trustee of the Certificate Trust;

            WHEREAS, Wilmington Trust, the Certificate Trust and the Company desire to set forth the specific agreement as to the compensation owing to Wilmington Trust for its services as Certificate Trustee under the Certificate Trust Agreement;

            NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows.

            1. The compensation due and owing to Wilmington Trust by Charter and the Trust on a joint and several basis in connection with the Certificate Trust Agreement shall be as follows:

            a.    Initial Fee:                    $2,500.00

            b.    Annual Administration Fee:      $2,500.00

            c.    Closing Attendance Fee:         $1,000.00

(This fee includes travel expenses for one officer's attendance at closing in New York City for up to two days; to the extent that more than two days' attendance is necessary, there will be an additional fee of $500.00 per day. Should it be required to send two officers, there will be a $500.00 fee for the second officer's attendance. The Closing Attendance Fee for one officer's attendance at closing in other cities is $750.00 per day plus travel expenses; to the extent that more than two days attendance is necessary there will be an additional fee of $500.00 per day.)

            d.    Transaction Fees: (ONLY IF INCURRED)

                         Purchase, sale, withdrawal,
                         maturities, calls and puts of
                         domestic securities:                    $15.00

                         Physical delivery of
                         domestic securities:                    $50.00

                         Purchase of Eurodollar
                         certificate of deposit:                 $65.00

                         Principal amortizing securities
                         (per pool/per month):                   $10.00

                         Wire charge (per transfer):
                                Outgoing                         $12.00
                                Incoming                          $7.00

(Transfers made by associate banks may result in additional wire charges.)

            e.    Termination Fee: To be determined

(Wilmington Trust reserves the right to charge a fee relating to the termination of the Certificate Trust and the final distribution of the property held by the Certificate Trust, such fee to be determined at the time of termination.)

            2. In the event of a substantive change in the nature of the Certificate Trustee's duties, and in any event after the expiration of three years from the closing date, Wilmington Trust reserves the right to adjust its fees.

            3. Wilmington Trust requests that, whenever possible, the Initial Fee, the first year's Annual Administration Fee and the Closing Attendance Fee be paid on the closing date by wire transfer per the following wire transfer instructions:

                            Wilmington Trust Company
                              Wilmington, Delaware
                                ABA No. 031100092
                          For credit to the account of
                 Corporate Trust Administration - Income Account
                           Account No. 9974-0 (Income)
                               Attn: Irene Lennon
                      Reference: Trustee Fees and Expenses
            Transaction Name: Charter MAC Floater Certificate Trust I

Thereafter, the Annual Administration Fee is due and payable annually in advance on each anniversary of the closing date. Transaction Fees are due and payable annually in arrears.

Outside counsel's fees and expenses are due and payable within 30 days after the closing. All fees are nonrefundable and will not be pro rated in the event of an early termination of the Certificate Trust. In the event that the transaction does not close, Wilmington Trust reserves the right to be paid its initial fee.

            4. Out of pocket expenses (including outside counsel's fees and expenses in connection with the closing and in connection with any post-closing matters) are additional and are billed separately.

            5. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same Agreement.

            6. Invoices should be sent to Charter MAC Floater Certificate Trust I at its address set forth below, or at such other address as such party shall hereafter furnish in writing:

                           Charter MAC Floater Certificate Trust I
                           c/o Related Charter, LP
                           625 Madison Avenue
                           New York, NY 10022
                           Phone:  (212) 421-5333
                           Facsimile: (212) 593-5794
                           Attention: Vice President for Portfolio Management

            7. No waiver, modification or amendment of this Agreement shall be valid unless executed in writing by the parties hereto.

            8. To the fullest extent permitted by law, Charter (on a joint and several basis with the Trust) hereby agrees to indemnify and to make all other payments to the Certificate Trustee, and its affiliates, and their respective officers, directors, employees, agents and representatives, to the extent set forth in and subject to the terms and conditions of Section 3.3 of the Certificate Trust Agreement; provided, however, that the limitation on indemnification set forth in the first sentence of Section 3.3 of the Certificate Trust Agreement relating to availability of funds shall not apply to Charter's obligations hereunder.

            9. Other than as expressly set forth herein, no recourse shall be had against any trustee, manager, shareholder, officer, director or employee of the Trust or Charter with respect to any of the agreements contained in this Agreement

            10. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers effective as of the day first above written.


                                   WILMINGTON TRUST COMPANY




                                   By:    /s/ Emmett Harmon
                                      ---------------------------------
                                   Name:      Emmett Harmon
                                   Title:

                                   CHARTER MAC FLOATER
                                   CERTIFICATE TRUST I


                                   By: First Tennessee Bank National
                                   Association, as Certificate Trust Agent



                                   By:    /s/ Dennis Gillespie
                                      ---------------------------------
                                   Name:      Dennis Gillespie
                                   Title:


                                   CHARTER MUNICIPAL MORTGAGE
                                   ACCEPTANCE COMPANY, a Delaware
                                   business trust

                                   By: Related Charter, LP, a Delaware limited
                                   partnership, its manager

                                   By: Related Charter, LLC, a Delaware
                                   limited liability company



                                   By:   /s/ Stuart J. Boesky
                                      ----------------------------------
                                   Name:     Stuart J. Boesky
                                   Title:    President & COO